Exhibit 99.2

Absci Appoints Zach Jonasson, Ph.D., as Chief Financial Officer and Chief Business Officer

Addition of veteran biotech leader to further support Absci’s next stage of growth

VANCOUVER, WA., August 14, 2023 -- Absci Corporation, a generative AI drug creation company, announced today that Zach Jonasson, Ph.D., has been appointed Chief Financial Officer (CFO) and Chief Business Officer (CBO). In this dual role, Dr. Jonasson will join Absci’s executive leadership team and replace CFO Greg Schiffman, who will retire after a successful tenure with the company and a distinguished career in the biotech industry. Dr. Jonasson is the co-founder and Managing General Partner of Phoenix Venture Partners (PVP) and Convergent Ventures, both venture capital firms. He has served on Absci’s Board of Directors since 2016, including as Absci’s chairman from April 2016 to January 2021. He will leave PVP and Convergent Ventures, as well as step down from the Absci Board of Directors, after a transitional period to take this full-time leadership position at Absci.

Dr. Jonasson brings over 25 years of experience as an investor, entrepreneur, and operator. He co-founded two venture capital firms, PVP and Convergent Ventures, where he led both firms’ life science investment strategies, assembling impressive portfolios of innovative companies developing drug discovery, drug delivery, and drug manufacturing technologies. In addition to serving on his portfolio company boards, Dr. Jonasson has been actively involved in establishing key partnerships and customer engagements between his portfolio companies and large pharmaceutical and biotech corporations. He also spearheaded raising capital from institutional and large strategic investors for all of the PVP and Convergent funds.

Prior to PVP, Dr. Jonasson was CEO and co-founder of Comera Life Sciences, where he built the company from the concept stage and established multiple collaborations with large pharmaceutical companies. He was also co-founder and Head of Business Development at Crop Enhancement, where he established numerous partnerships with large agrochemical companies. Previously, he was a General Partner and Kauffman Fellow at Seaflower Ventures. Dr. Jonasson holds an A.M. and Ph.D. from Harvard University, where, as a Sackler Scholar, his research focused on the neurobiology underlying learning and memory. Prior to graduate school, Dr. Jonasson was a Research Associate at the Federal Reserve Bank.

Exhibit 99.2
"I am thrilled to welcome Zach to Absci’s leadership team as CFO and CBO,” said Sean McClain, Founder and CEO of Absci. "Zach’s extensive experience in scaling innovative companies, as well as his intimate knowledge of Absci from his tenure on the Board, makes him an ideal addition to the leadership team in leading Absci into our next stage of growth.”

"I am excited to join Absci as CFO and CBO, continuing my commitment to Absci’s vision and my long-standing working relationship with Sean,” said Dr. Jonasson. “I look forward to working with Absci’s exceptional team to transform the drug discovery process to a drug creation discipline, utilizing world-leading generative AI and the company’s unique data engine to generate better therapeutics for patients at scale.”

Greg Schiffman, who has served as Absci’s CFO since 2020, will retire after a transitional period. Mr. Schiffman, an industry leader with decades of experience at the helm of leading biotechs, successfully guided Absci through its public offering and initial phases of growth. Mr. Schiffman will remain with Absci in an advisory capacity to ensure a seamless transition. Mr. Schiffman expressed his confidence in Dr. Jonasson’s abilities to take on the role: "I have no doubt that Zach will be an excellent addition to the Absci executive team. His deep financial expertise and experience in the life sciences industry make him ideal to lead the company's financial and business development operations."

“I want to extend my heartfelt thanks to Greg for his leadership at Absci during a period of incredible growth and transformation,” added Mr. McClain. “Absci wouldn’t be where it is without Greg’s deep expertise and experience, and we wish him the very best on the next leg of his adventure cruising in his Dino Ferrari.”

Dr. Jonasson will officially begin his role as CFO and CBO on August 31, 2023.

About Absci

Absci is a generative AI drug creation company that combines AI with scalable wet lab technologies to create better biologics for patients, faster. Our Integrated Drug Creation™platform unlocks the potential to accelerate time to clinic and increase the probability of success by simultaneously optimizing multiple drug characteristics important to both development and therapeutic benefit. With the data to train, the AI to create, and the wet lab to validate, Absci can screen billions of cells per week, allowing it to go from AI-designed antibodies to wet lab-validated candidates in as little as six weeks. Absci’s vision is to deliver breakthrough therapeutics at the click of a button, for everyone. Absci's headquarters is in Vancouver,

Exhibit 99.2
WA, its AI Research Lab is in New York City, and its Innovation Center is in Zug, Switzerland. Learn more at absci.com and follow us on LinkedIn (@absci), Twitter (@Abscibio), and YouTube.
Availability of Other Information About Absci
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Forward-Looking Statements
Certain statements in this press release that are not historical facts are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements containing the words “will,” “may,” “pursues,” “anticipates,” “plans,” “believes,” “aims,” “potential,” “forecast,” “estimates,” “extends,” “expects,” and “intends,” or similar expressions. We intend these forward-looking statements, including statements regarding technology development efforts and the application of those efforts, including acceleration of drug development timelines, reducing the time and costs related to drug development, advancements toward in silico drug design, drug discovery and development activities, internal pipeline development efforts, and the effective incorporation of our technology in drug design, research and technology development collaboration efforts, to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, and we make this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to us and on assumptions we have made. We can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved, and furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, risks and uncertainties relating to our ability to effectively collaborate on research, drug discovery and development activities with our partners or potential partners; along with those risks set forth in our most recent periodic report filed with the U.S. Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our

Exhibit 99.2
subsequent filings with the U.S. Securities and Exchange Commission. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.
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